Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement          |_|       Confidential, For Use
                                                     of the Commission
                                                     Only (as permitted by
                                                     Rule 14a-6(e)(2)
|_|       Definitive Proxy Statement

|_|       Definitive Additional Materials

|_|       Soliciting Material Pursuant to Rule 14a-(11(c) or Rule 14a-12

                            Complete Management, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

|X|       No Fee required

                            COMPLETE MANAGEMENT, INC.

 Supplemental Notice of Annual Meeting of Shareholders to be held July 16, 1997

                               ------------------

      This Supplemental Notice of Annual Meeting of Shareholders adds a new item of business to be considered and acted upon at the Annual Meeting of Shareholders to be held on July 16, 1997 namely,

      o Approval of an amendment to the Company's Certificate of Incorporation to increase the number of Common Shares which the Company is authorized to issue from 20,000,000 to 40,000,000.


                                          By  order  of  the   Board  of
                                          Directors


                                          Steven M. Rabinovici
                                                Chairman of the Board


New York, New York
July 11, 1997

--------------------------------------------------------------------------------
IMPORTANT:     Every shareholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.


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

                            COMPLETE MANAGEMENT, INC.

                               -------------------

                          SUPPLEMENTAL PROXY STATEMENT
                       For Annual Meeting of Shareholders
                            to be Held July 16, 1997

                                -----------------

      Proxies in the form enclosed with this Supplemental Proxy Statement are solicited by Management of Complete Management, Inc. ("Complete" or the "Company") to be used at the Annual Meeting of Shareholders to be held at 9:30 A.M. Eastern Daylight Savings Time on July 16, 1997, for the additional purpose set forth in the Supplemental Notice of Meeting and this Supplemental Proxy Statement. The approximate date on which this Proxy Statement Supplement and the accompanying proxy will be mailed to Shareholders is July 11, 1997.

                      THE VOTING AND VOTE REQUIRED

      Approval of the proposed amendment to the Certificate of Incorporation (the "Amendment") requires the affirmative vote of a majority of all outstanding shares entitled to vote thereon. In the absence of instructions, proxies will be voted FOR the Amendment. Shares represented by proxies which are marked "ABSTAIN" with respect to the Amendment will have the effect of a vote against the Amendment. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (so called "broker non-votes"), those shares will be disregarded and will have the effect of a vote against the Amendment. If votes are running in favor of the amendment, but sufficient votes have not been received by the conclusion of the Annual Meeting of Shareholders, the Company intends to seek approval from Shareholders at the meeting, including proxies holding discretionary authority, to continue the meeting, sine die, to allow additional votes to be received on the Amendment.

             AMENDMENT TO THE CERTIFICATE OF INCORPORATION
           TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

General

      The Board of Directors of the Company (the "Board") believes it would be advantageous to amend Article FOURTH of the Company's Certificate of Incorporation to increase the aggregate number of the Company's Common Shares which the Company is authorized to issue from 20,000,000 to 40,000,000.

      Should the Amendment be adopted, it is not the present intention of the Board to seek shareholder approval prior to any issuance within the proposed authorization of additional Common Shares, unless otherwise required by the Certificate of Incorporation, By-laws or any applicable regulation of any exchange on which shares of the Company may be listed. Frequently, opportunities arise that require immediate action, and it is the belief of the Board that the delay necessitated by shareholder approved of a specific issuance could be detrimental to the Company and its shareholders.


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

      The Amendment would change the first sentence of Article "FOURTH" of the Company's Certificate of Incorporation to read as follows:

      "FOURTH. The aggregate number of shares which the Corporation shall have authority to issue is 42,000,000, of which 40,000,000 shall be Common Shares, par value $.001 per share (the "Common Shares") and 2,000,000 shall be Preferred Shares, par value $.001 per share (the "Preferred Shares")."

Reasons and Effects

      As of June 12, 1997, of the Company's 20,000,000 authorized Common Shares, 10,111,423 shares were issued and outstanding and 7,254,805 shares were reserved for issuance for the following purposes: 4,671,875 shares upon conversion of the Company's outstanding Convertible Subordinated Debentures; 555,555 shares upon conversion of the Company's outstanding Convertible Subordinated Notes; 806,250 shares upon exercise of warrants granted to the underwriters' representatives in the Company's public offerings; 55,333 shares upon exercise of warrants which were assumed by the Company when it merged with Medical Management, Inc.; and 1,165,792 shares upon exercise of options granted pursuant to, or outside, the Stock Option Plan, (of which options for 241,000 shares are subject to shareholder approval or Amendment of the Stock Option Plan), leaving a balance of only 2,633,772 shares available for issuance. The Board of Directors believes that it is necessary to have a reserve of authorized shares available for issuance from time to time to meet the financing requirements of the Company, including their issuance in connection with acquisitions of other businesses, for sale for cash, for use in connection with share dividends or share splits or for other corporate purposes not now determinable. The proposed increase in the number of authorized Common Shares is designed to provide the Company with additional flexibility in pursuing its long-range business objectives.

      Although there are no other present plans which would result in the need for additional Common Shares to be issued, Management is continually considering the desirability of corporate actions which might create such a need.

      The increased number of authorized Common Shares could discourage, or be used to impede, an attempt to acquire or otherwise change control of the Company. The private placement of Common Shares into "friendly" hands, for example, could dilute the voting strength of a party seeking control of the Company. Furthermore, many companies have recently issued warrants or other rights to acquire additional shares of common stock to the holders of its common stock to discourage or defeat unsolicited share accumulation programs and acquisition proposals, which programs or proposals may be viewed by the board of directors as not in the best interest of the company and its shareholders. If this Proposal is adopted, more capital stock of the Company would be available for such purposes than is currently available.

      Adoption of this Proposed Amendment requires the affirmative vote of a majority of the Company's Common Shares entitled to vote at the Annual Meeting.

      The Board of Directors unanimously recommends a vote FOR this amendment.

      EVERY SHAREHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                 By order of the Board of Directors


                                        Steven M. Rabinovici
                                                Chairman of the Board

New York, New York
July 10, 1997

SUPPLEMENTAL PROXY

                            COMPLETE MANAGEMENT, INC.


      This Supplemental Proxy is solicited by the Board of directors for the Annual Meeting on July 16, 1997

      The undersigned hereby appoints Steven M. Rabinovici, David R. Jacaruso and Arthur L. Goldberg and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of shareholders of complete Management, Inc. to be held on July 16, 1997 at 9:30 a.m. and at any adjournment thereof to vote all Common shares of the Company held or owned by the undersigned as indicated on the proposal as more fully set forth in the Supplemental Proxy Statement.

1. The approval of the amendment to the Certificate of Incorporation


                                  (Continued, and to be Signed, on Reverse Side)

      The shares represented by this Supplemental Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposal.

     The undersigned hereby acknowledges receipt of the Supplemental Notice of, and Supplemental Proxy Statement for, the aforesaid Annual Meeting.

                                            Date:_______________________1997


                                            --------------------------------
                                               Signature of Shareholder

                                            --------------------------------
                                               Signature of Shareholder


                        DATE AND SIGN EXACTLY AS NAME APPEARS HEREON, EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE, ETC., GIVE FULL TITLE IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER


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